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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE7, 2001

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       33-55860/
Delaware                               333-57357                13-3692801
--------                               ---------                ----------

(State or other jurisdiction          (Commission              (IRS EMployer
of incorporation or                   File Number)             Identification
organization)                                                      Number)

390 Greenwich Street, New York, New York                               10013
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area codE (212) 723-9654
                                                  --------------


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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.

Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) is hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series RPE 2001-13, and shall be deemed to be part hereof and thereof.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.

Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.



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                  (c)  EXHIBITS.

Item 601(a) of Regulation S-K

EXHIBIT NO. (EX-23)        DESCRIPTION
----------                 -----------

                           Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with TIERS(R) Principal-Protected Asset Backed Certificates Trust Series RPE 2001-13






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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated June 7, 2001
                                            STRUCTURED PRODUCTS CORP.


                                            By:    /s/ Matthew R. Mayers
                                                   -----------------------------
                                                   Name:   Matthew R. Mayers
                                                   Title:  Authorized Signatory




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EXHIBIT INDEX


------------------------ -------------------------------------------------------
EXHIBIT NO.              DESCRIPTION                              PAPER (P) OR
                                                                  ELECTRONIC (E)
--------------------------------------------------------------------------------
  (EX-23)         Consent of KPMG LLP, independent certified public      E
                  accountants of E Ambac Assurance Corporation and
                  subsidiaries in connection with TIERS(R)Principal-
                  Protected Asset Backed Certificates Trust Series
                  RPE 2001-13
--------------------------------------------------------------------------------